
                                                                    Exhibit 10.3






                              FORMATION AGREEMENT

                                     Among

                        DREAMWORKS ANIMATION SKG, INC.,

                               DREAMWORKS L.L.C.,

                                 [HOLDCO] LLLP

                                      and

                THE STOCKHOLDERS AND OTHER PERSONS PARTY HERETO



                           Dated As Of [     ], 2004
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                               TABLE OF CONTENTS

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                                                       ARTICLE I

                                                      Definitions

Section 1.01. Certain Defined Terms..............................................................................    1
Section 1.02. Other Definitional Provisions......................................................................    6

                                                       ARTICLE II

                                   Distribution and Contribution; Holdco Transactions

Section 2.01. Contributions and Redemptions of Preferred Interests; Distribution of DWA LLC Interests;
                  Execution of LLC Agreement.....................................................................    6
Section 2.02. Contribution of the DWA LLC Interests to the Company; Issuance of Common Stock by the Company......    7
Section 2.03. Formation of Holdco; Contribution of Common Stock to Holdco........................................    7

                                                      ARTICLE III

                                                   Follow-on Offering


Section 3.01. Initial Follow-on Offering.........................................................................    8
Section 3.02. Pricing Period.....................................................................................    8
Section 3.03. Subsequent Follow-on Offering......................................................................    9
Section 3.04. Registration Rights................................................................................    9
Section 3.05. Size of Follow-on Offering.........................................................................   10
Section 3.06. Anti-Manipulation..................................................................................   10


                                                       ARTICLE IV

                                          Universal/Thomson Triggered Offering

Section 4.01. Universal/Thomson Triggered Offering...............................................................   11

                                                       ARTICLE V

                                       Additional Agreements; Further Assurances

Section 5.01. Certain Holdco Expenses............................................................................   12
Section 5.02. Further Assurances.................................................................................   12
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                                       i
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                                                       ARTICLE VI

                                    Representations and Warranties; Indemnification

Section 6.01. Representations and Warranties of Each Party.......................................................   13
Section 6.02. Tax Representation.................................................................................   14
Section 6.03. Representation and Warranty of the Company.........................................................   14
Section 6.04. Survival...........................................................................................   14
Section 6.05. Indemnification....................................................................................   14

                                                      ARTICLE VII

                                                   General Provisions

Section 7.01. Notices............................................................................................   16
Section 7.02. Counterparts.......................................................................................   16
Section 7.03. Entire Agreement; No Third Party Beneficiaries.....................................................   17
Section 7.04. Governing Law......................................................................................   17
Section 7.05. Severability.......................................................................................   17
Section 7.06. Assignment; Amendments.............................................................................   17
Section 7.07. Enforcement........................................................................................   18
Section 7.08. Titles and Subtitles...............................................................................   18
Section 7.09. Submission to Jurisdiction; Waivers................................................................   18

                        FORMATION AGREEMENT, dated as of [ ], 2004, among
                  DREAMWORKS ANIMATION SKG, INC., a Delaware corporation (the "Company"), DREAMWORKS L.L.C., a Delaware limited liability company ("DW"), [HOLDCO] LLLP, a Delaware limited liability limited partnership ("Holdco"), and the stockholders and other persons party hereto.

            WHEREAS, DW, the Company and DreamWorks Animation L.L.C., a Delaware limited liability company ("DWA LLC"), have entered into a Separation Agreement dated as of the date hereof, providing for the separation of the animation business from DW;

            WHEREAS, DW has determined to make a distribution-in-kind to its members (in accordance with Article VIII of the Sixth Amended and Restated Limited Liability Company Agreement of DW) of its 99% interest in DWA LLC;

            WHEREAS, the DWA LLC interests to be distributed must be contributed to the Company in exchange for Common Stock (as defined below);

            WHEREAS, each Contributing Member (as defined below) desires to form Holdco and to contribute its shares of Common Stock, other than the IPO Sale Shares (as defined below) and other than as set forth in Section 2.03, to Holdco in exchange for partnership interests in Holdco;


            WHEREAS, the Contributing Members desire to provide for the sale, in a follow-on secondary offering, of all or a portion of the shares of Common Stock held by the Contributing Members and the shares of Common Stock contributed to Holdco by the Contributing Members; and


            WHEREAS, the Company, Holdco and certain other parties hereto have entered into a Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement"), that, among other things, provides for certain procedures with respect to the Follow-on Offering (as defined below);

            NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

            Section 1.01. Certain Defined Terms. As used in this Agreement:

            "Agreement" means this Formation Agreement, as it may be amended, supplemented, restated or modified from time to time.

            "Amended LLC Agreement" means the Seventh Amended and Restated Limited Liability Company Agreement of DW, dated as of [ ], 2004, as it may be amended, supplemented, restated or modified from time to time.

            "Asserted Liability" has the meaning assigned to such term in
Section 6.05(d).

            "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

            "Charter" means the Restated Certificate of Incorporation of the Company, as amended or restated from time to time.

            "Claims" has the meaning assigned to such term in Section 6.05(a).

            "Claims Notice" has the meaning assigned to such term in Section 6.05(d).

            "Class A Stock" means the Company's Class A Common Stock, par value $0.01 per share.

            "Class B Stock" means the Company's Class B Common Stock, par value $0.01 per share.

            "Class C Stock" means the Company's Class C Common Stock, par value $0.01 per share.


            "Class B Stockholder Agreement" means the Stockholder Agreement, dated as of [ ], 2004, among Holdco, M&J K, The JK Annuity Trust, The MK Annuity Trust, Katzenberg 1994 Irrevocable Trust, DG-DW, Jeffrey Katzenberg and David Geffen, as in effect on the date hereof.


            "Class T/T Interests" means Class T/T limited liability company interests in DW.

            "Class U Interests" means Class U limited liability company interests in DW.

            "Common Stock" means the Class A Stock, Class B Stock and Class C Stock.

            "Company" has the meaning assigned to such term in the preamble hereto.

            "Contribution" has the meaning assigned to such term in Section
2.02.

            "Contributing Members" means M&J K, [The JK Annuity Trust], [The MK Annuity Trust], DG-DW, DW Lips, [Vulcan affiliate], Lee Entertainment, L.L.C., Universal and Thomson.

            "Control" (including the terms "Controlled By" and "Under Common Control With") has the meaning assigned to such term in the Charter as in effect at consummation of the IPO.

            "DG-DW" means DG-DW, L.P., a Delaware limited partnership.

            "DW" has the meaning assigned to such term in the preamble hereto.

            "DW Distribution" has the meaning assigned to such term in Section 2.01.

            "DWA LLC" has the meaning assigned to such term in the recitals hereto.

            "DWA LLC Interest" means a limited liability company interest in DWA LLC.

            "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

            "Final Allocation" has the meaning assigned to such term in the Holdco Partnership Agreement as in effect on the Separation Date.

            "Follow-on Offering" means either the Initial Follow-on Offering or the Subsequent Follow-on Offering, as applicable.

            "Group" has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

            "Holdco" has the meaning assigned to such term in the preamble hereto.

            "Holdco Contribution" has the meaning assigned to such term in
Section 2.03.

            "Holdco Obligations" has the meaning assigned to such term in
Section 5.01(b).

            "Holdco Partnership Agreement" means the Limited Liability Limited Partnership Agreement of Holdco, dated as of [ ], 2004, among the Contributing Members, as in effect on the Separation Date.

            "Indemnitee" has the meaning assigned to such term in Section
6.05(d).

            "Indemnitor" has the meaning assigned to such term in Section
6.05(d).

            "Initial Follow-on Offering" has the meaning assigned to such term in Section 3.01(a).

            "Initial Period" has the meaning assigned to such term in Section 3.01(a).

            "IPO" means the initial public offering by the Company and the selling stockholders identified in the IPO Registration Statement of shares of Class A Stock pursuant to the IPO Registration Statement.

            "IPO Price" means the gross public offering price per share (calculated before deduction of any underwriting discounts or commissions) in the IPO.

            "IPO Registration Statement" means the registration statement on Form S-1 (File No. 333-117528) filed under the Securities Act, pursuant to which the Class A Stock to be issued in the IPO will be registered, together with all amendments thereto.

            "IPO Sale Shares" means, with respect to any Contributing Member, the number of shares of Class A Stock to be sold in the IPO for the account of such Contributing Member pursuant to the IPO Registration Statement.

            "JK/DG Trigger Notice" has the meaning assigned to such term in
Section 3.01(a).

            "JK/DG Triggered Follow-on Offering" means an Initial Follow-on Offering initiated by M&J K and DG-DW, acting together, pursuant to Section 3.01(a) or converted to such pursuant to Section 3.01(b).

            "Liens" has the meaning assigned to such term in Section 6.01.

            "Losses" has the meaning assigned to such term in Section 6.05(a).

            "M&J K" means M&J K Dream Limited Partnership, a Delaware limited partnership.

            "Member" means each member of DW.

            "Minimum Registrable Amount" has the meaning assigned to such term in Section 3.05.

            "Parent" means each of Steven Spielberg, Jeffrey Katzenberg, David Geffen, Paul Allen, GE, [others].

            "Participating Partner" has the meaning assigned to such term in the Holdco Partnership Agreement.


            "Person" has the meaning assigned to such term in the Charter (as modified in Section 2(f) of Article IV thereof) as in effect at consummation of the IPO.


            "Preferred Contributions" has the meaning assigned to such term in
Section 2.01(a).

            "Preferred Redemptions" has the meaning assigned to such term in
Section 2.01(a).

            "Pricing Period" means the 20 consecutive trading days on The New York Stock Exchange beginning on the date specified in the Pricing Period Notice.

            "Pricing Period Notice" has the meaning assigned to such term in
Section 3.02(a).

            "Pricing Period Price" has the meaning assigned to such term in
Section 3.02(b).

            "Proceeding" has the meaning assigned to such term in Section 7.09.

            "Registration Rights Agreement" has the meaning assigned to such term in the recitals hereto.

            "Satisfaction Event" has the meaning assigned to such term in the Holdco Partnership Agreement.

            "Securities Act" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

            "Separation Agreement" means the Separation Agreement, dated as of [ ], 2004, among DW, DWA LLC and the Company, as it may be amended, supplemented, restated or modified from time to time.

            "Separation Date" has the meaning assigned to such term in the Separation Agreement.

            "Subsequent Follow-on Offering" has the meaning assigned to such term in Section 3.03(a).

            "Subsequent Period" has the meaning assigned to such term in Section 3.03(a).

            "Subsequent Vulcan Trigger Notice" has the meaning assigned to such term in Section 3.03(a).

            "Thomson" means Thomson Inc.

            "Universal" means Vivendi Universal Entertainment LLLP.

            "Universal/Thomson Period" has the meaning assigned to such term in
Section 4.01(a).

            "Universal/Thomson Trigger Notice" has the meaning assigned to such term in Section 4.01(a).

            "Universal/Thomson Triggered Offering" has the meaning assigned to such term in Section 4.01(a).

            "Volume Weighted Average Price" over any period means, with respect to the Class A Stock, the volume weighted average price per share for the entire applicable period on the principal national securities market or exchange on which the Class A Stock is listed or quoted.

            "Vulcan" means [ ], a [ ].

            "Vulcan Stockholder Agreement" means the Stockholder Agreement, dated as of [ ], 2004, among the Company, Holdco, M&J K, The JK Annuity Trust, The MK Annuity Trust, Katzenberg 1994 Irrevocable Trust, DG-DW, Vulcan, Jeffrey Katzenberg, David Geffen and Paul Allen, as it may be amended, supplemented, restated or modified from time to time.

            "Vulcan Trigger Notice" has the meaning assigned to such term in
Section 3.01(a).

            "Vulcan Triggered Follow-on Offering" means an Initial Follow-on Offering initiated by Vulcan pursuant to Section 3.01(a) unless converted into a JK/DG Triggered Follow-on Offering pursuant to Section 3.01(b).

            Section 1.02. Other Definitional Provisions. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

            (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

               Distribution and Contribution; Holdco Transactions

            Section 2.01. Contributions and Redemptions of Preferred Interests; Distribution of DWA LLC Interests; Execution of LLC Agreement. (a) On the Separation Date, immediately after consummation of the transactions contemplated in Section 2.01 of the Separation Agreement, (x) Thomson shall contribute 50% of the Class T/T Interests to the Company in exchange for the number of shares of Common Stock set forth on Schedule 2.02 and (y) Universal shall contribute 50% of the Class U Interests to the Company in exchange for the number shares of Common Stock set forth on Schedule 2.02 (the "Preferred Contributions"). Immediately after consummation of the Preferred Contributions, DW shall redeem such Class T/T Interests and such Class U Interests from the Company in exchange for [ ] (the "Preferred Redemptions"). DW acknowledges that it intends to treat the Preferred Redemptions as a liquidating distribution with respect to the Class T/T Interests and Class U Interests so redeemed and shall report the Preferred Redemptions as such under Section 732(b) of the Internal Revenue Code.

            (b) On the Separation Date, immediately after consummation of the Preferred Redemptions, DW shall distribute (in accordance with Article VIII of the Sixth Amended and Restated Limited Liability Company Agreement of DW) all its right, title and interest in and to the DWA LLC Interests held directly by DW to the Members listed on Schedule 2.01(b) hereto, in the amounts set forth on
Schedule 2.01(b) (the "DW Distribution").

            (c) On the Separation Date, immediately after consummation of the DW Distribution, the Members shall execute and deliver the Amended LLC Agreement.

            (d) On the Separation Date, immediately after consummation of the DW Distribution, each Member (other than Universal and Thomson) shall execute and deliver a pledge agreement in favor of the lenders under DW's revolving credit facility, which pledge agreements shall provide for the pledge of Common Stock having an aggregate value of $300 million, allocated pro rata among such Members in proportion to their DreamWorks Participation Percentages (as defined in the Holdco Partnership Agreement).

            Section 2.02. Contribution of the DWA LLC Interests to the Company; Issuance of Common Stock by the Company. On the Separation Date, immediately after consummation of the DW Distribution, each Member (or [the Vulcan affiliate], in the case of Vulcan) shall contribute all its right, title and interest in and to the DWA LLC Interests to the Company in exchange for the number of shares of Class A Stock, Class B Stock or Class C Stock, as applicable, set forth on Schedule 2.02 (the "Contribution"). The Company hereby acknowledges that it intends to continue the existence of DWA LLC as a partnership for Federal income tax purposes.

            Section 2.03. Formation of Holdco; Contribution of Common Stock to Holdco. (a) Immediately prior to the Holdco Contribution (as defined below), each Contributing Member shall execute and deliver the Holdco Partnership Agreement, and the Contributing Members shall form Holdco.


            (b) On the Separation Date, immediately after the formation of Holdco, Holdco shall execute and deliver a pledge agreement in favor of the lenders under DW's revolving credit facility and each Contributing Member shall contribute all its right, title and interest in and to the Common Stock received by such Contributing Member in either the Contribution or the Preferred Contributions, as applicable (other than (w) such Contributing Member's IPO Sale Shares, (x) in the case of each of M&J K, DG-DW and DW Lips, the respective number of shares of Class A Stock or Class B Stock set forth on Schedule 2.03(b)(x) to be held in lieu of sale in the IPO, (y) in the case of each Contributing Member other than Universal and Thomson, the respective number of shares of Class A Stock or Class B Stock set forth on Schedule 2.03(b)(y) and
(z) in the case of Vulcan, the one share of Class C Stock) to Holdco, and in exchange therefor shall receive the interests in Holdco set forth in Section
5.01 of the Holdco Partnership Agreement (the "Holdco Contribution").


            (c) Each Contributing Member shall, to the extent it has not already done so, appoint an agent for service of process in the State of Delaware.


            (d) Each Continuing Partner (as defined in the Holdco Partnership Agreement) agrees (for itself and its permitted transferees) that it shall remain a partner in Holdco for at least six months after the Vulcan GP Date (as defined in the Holdco Partnership Agreement) and that such Continuing Partner shall not amend or modify the Holdco Partnership Agreement or take or cause to be taken any action in each case which would effect the dissolution of Holdco prior to the end of such six month period (it being understood that distributions to such Continuing Partners of shares of Common Stock not constituting Continuing Partner Minimum Ownership Shares (as defined in the Holdco Partnership Agreement) shall not constitute such actions).


            (e) Holdco agrees to convert shares of Class B Stock held by it into shares of Class A Stock at the time required by the terms of the Holdco Partnership Agreement.

                                  ARTICLE III

                               Follow-on Offering

            Section 3.01. Initial Follow-on Offering. (a) At any time during the period beginning on the date that is six months after consummation of the IPO and prior to May 31,

2006 (the "Initial Period"), either of (i) M&J K and DG-DW, acting together, or
(ii) Vulcan, shall have the right to cause Holdco to effect one Follow-on Offering (the "Initial Follow-on Offering"), in either case by causing Holdco to exercise Holdco's demand registration rights pursuant to Section 1.02 of the Registration Rights Agreement by delivering written notice (the "JK/DG Trigger Notice" or the "Vulcan Trigger Notice", as applicable) thereof (which notice shall also specify the number of shares of Class A Stock proposed to be sold in such Initial Follow-on Offering, which number shall comply with the terms of
Section 3.05) to Holdco during the Initial Period (with a copy of such notice concurrently delivered to each other Contributing Member). Upon receipt by Holdco of either a JK/DG Trigger Notice or a Vulcan Trigger Notice, the general partners of Holdco in their capacity as such shall, within three Business Days of the date of such receipt, deliver a Demand Notice (as defined in the Registration Rights Agreement) to the Company requesting that the Company register such shares of Class A Stock as soon as practicable pursuant to Section
1.02 of the Registration Rights Agreement.

            (b) In the event that the Initial Follow-on Offering is a Vulcan Triggered Follow-on Offering, M&J K and DG-DW shall have the right at any time at or prior to the pricing of such Initial Follow-on Offering to convert such Initial Follow-on Offering from a Vulcan Triggered Follow-on Offering to a JK/DG Triggered Follow-on Offering by delivering written notice of such conversion to Holdco and Vulcan at or prior to such pricing. Upon receipt by Holdco of such notice, such Initial Follow-on Offering shall be treated solely as a JK/DG Triggered Follow-on Offering for all purposes.


            Section 3.02. Pricing Period. (a) If a Vulcan Triggered Follow-on Offering is consummated, M&J K and DG-DW, acting together, shall, on the date selected by them during the period beginning on the date of consummation of the Vulcan Triggered Follow-on Offering (excluding any exercise of an overallotment option granted to the underwriters of such offering, if any) and ending on May 31, 2006, deliver an irrevocable written notice (the "Pricing Period Notice") to the other Contributing Members specifying the date of commencement of the Pricing Period. The Pricing Period shall in no event end later than May 31, 2006 unless there are fewer than 20 trading days between the date of such consummation of such Vulcan Triggered Follow-on Offering (or any overallotment option exercise in respect of such offering, if later) and May 31, 2006, in which case the Pricing Period shall end on the twentieth trading day after the date of such consummation of such offering or overallotment option, as the case may be. The Pricing Period Notice shall be delivered pursuant to this Section 3.02(a) at least three trading days prior to the first day of the Pricing Period. Notwithstanding anything herein to the contrary, in no event shall the Pricing Period end earlier than the date of consummation of the overallotment option, if any, relating to such Vulcan Triggered Follow-on Offering.


            (b) The "Pricing Period Price" shall be the Volume Weighted Average Price of the Class A Stock over the Pricing Period.


            Section 3.03. Subsequent Follow-on Offering. (a) If an Initial Follow-on Offering shall not have been consummated on or prior to May 31, 2006, then at any time during the period from June 1, 2006 to December 1, 2007 (June 1, 2008, in the event that a Universal/Thomson Triggered Offering shall have been consummated) (the "Subsequent Period"), Vulcan shall have the sole right to cause Holdco to effect a Follow-on Offering (the "Subsequent Follow-on Offering") by causing Holdco to exercise Holdco's demand registration rights pursuant to Section 1.02 of the Registration Rights Agreement by delivering written notice (the "Subsequent Vulcan Trigger Notice") thereof (which notice shall also specify the number of shares of Class A Stock proposed to be sold in the Subsequent Follow-on Offering, which number shall comply with the terms of Section 3.05) to Holdco during the Subsequent Period (with a copy of such notice concurrently delivered to each other Contributing Member). Upon receipt by Holdco of the Subsequent Vulcan Trigger Notice, the general partners of Holdco in their capacity as such shall, within three Business Days of the date of such receipt, deliver a Demand Notice to the Company requesting that the Company register such shares of Class A Stock as soon as practicable pursuant to
Section 1.02 of the Registration Rights Agreement.

            (b) If an Initial Follow-on Offering shall not have been consummated on or prior to May 31, 2006 and Vulcan shall not have delivered the Subsequent Vulcan Trigger Notice by December 1, 2007 (June 1, 2008, in the event that a Universal/Thomson Triggered Offering shall have been consummated) then the general partners of Holdco, in such capacity, shall have the right, no later than December 31, 2007 (June 30, 2008, in the event that a Universal/Thomson Triggered Offering shall have been consummated), to cause Holdco to effect the Subsequent Follow-on Offering by delivering a Demand Notice to the Company requesting that the Company register such shares of Class A Stock as soon as practicable pursuant to Section 1.02 of the Registration Rights Agreement. Concurrently with such exercise, Holdco shall deliver written notice to each of the Contributing Members specifying the number of shares of Class A Stock proposed to be sold in the Subsequent Follow-on Offering.


            Section 3.04. Registration Rights. (a) Holdco shall not exercise its demand or piggyback registration rights pursuant to the Registration Rights Agreement for any purpose other than (i) effecting the Follow-on Offering that will result in a Satisfaction Event with respect to each Participating Partner or (ii) effecting a Universal/Thomson Triggered Offering that will result in a Satisfaction Event with respect to each of Universal and Thomson, unless each of M&J K, DG-DW and Vulcan shall have otherwise consented in writing (which consent, in each case, may be granted or withheld in such party's sole discretion).


            (b) If a Follow-on Offering is a JK/DG Triggered Follow-on Offering, then M&J K and DG-DW, acting together, shall have the sole right to cause Holdco to exercise its right to revoke or delay its requested registration pursuant to the Registration Rights Agreement.

            (c) If the Follow-on Offering is either a Vulcan Triggered Follow-on Offering or the Subsequent Follow-on Offering triggered as set forth in Section 3.03(a), then Vulcan shall have the sole right to cause Holdco to exercise its right to revoke or delay its requested registration pursuant to the Registration Rights Agreement.


            (d) If a Follow-on Offering is the Subsequent Follow-on Offering triggered as set forth in Section 3.03(b) or a Subsequent Follow-on Offering that has not been consummated on or prior to December 1, 2007 (June 1, 2008, in the event that a Universal/Thomson Triggered Offering shall have been consummated), then Vulcan, M&J K and DG-DW, acting together, shall have the sole right to cause Holdco to exercise its right to revoke or delay its requested registration pursuant to the Registration Rights Agreement.

            (e) With respect to a Universal/Thomson Triggered Offering, Universal and Thomson, acting together, shall have the sole right to cause Holdco to exercise its right to revoke or delay its requested registration pursuant to the Registration Rights Agreement.


            Section 3.05. Size of Follow-on Offering. Subject to Section 3.04(a), the minimum number of shares to be registered on behalf of the Participating Partners in a Follow-on Offering shall be such number of shares required to cause a Satisfaction Event with respect to each Participating Partner upon consummation of such offering (such minimum number of shares being the "Minimum Registrable Amount"). The Company shall, to the extent practicable, cause at least the Minimum Registrable Amount of shares of Common Stock to be sold in an Initial Follow-on Offering in accordance with the terms of the Registration Rights Agreement. The Company shall also use its commercially reasonable best efforts to increase the size of a JK/DG Triggered Follow-on Offering (to the extent requested by Vulcan) beyond the Minimum Registrable Amount (subject to the restrictions set forth in Section [ ] of the Holdco Partnership Agreement); provided, that a majority of the joint lead bookrunning underwriters for such Follow-on Offering agree that such increase will not have a significant negative effect on pricing of such Follow-on Offering, and so advise the Company. The Company shall not reduce the size of a Follow-on Offering below the Minimum Registrable Amount and shall comply with all of its obligations under the Registration Rights Agreement with respect to a Follow-on Offering and a Universal/Thomson Triggered Offering.


            Section 3.06. Anti-Manipulation. (a) During the period from the date of this Agreement until the Final Allocation, except pursuant to a Follow-on Offering, each Contributing Member agrees that it shall not, and each Parent of a Contributing Member agrees that such Parent shall not and such Parent shall cause Persons Controlled By such Parent not to, sell or enter into a put transaction or engage in any similar transaction, including any constructive sale or put, or hedging, derivative, short sale or other transaction with the same or similar effect, or enter into any contract, option or other arrangement in respect thereof, or publicly announce an intention or plan to engage in any of the foregoing, with respect to any Common Stock, any securities convertible into or exchangeable for Common Stock or any options, warrants or other rights to acquire Common Stock; provided, that this Section 3.06(a) shall not prohibit any such sale or other transaction between or among any Person Controlled By such Contributing Members.

            (b) During the Pricing Period, the Company shall not repurchase, redeem or otherwise acquire, or enter into a call transaction or engage in any similar transaction, including any constructive purchase or call, or hedging, derivative or other transaction with the same or similar effect, or enter into any contract, option or other arrangement in respect thereof, or publicly announce an intention to take any of the foregoing actions with respect to any Common Stock, any securities convertible into or exchangeable for Common Stock or any options, warrants or other rights to acquire Common Stock; provided, that this Section 3.06(b) shall not prohibit any such purchase or acquisition pursuant to an employee or director stock ownership or other benefit plan.

            (c) During the period from the date of this Agreement until the Final Allocation, each Contributing Member agrees that it shall not, and each Parent of a Contributing Member agrees that such Parent shall not and such Parent shall cause Persons Controlled By such Parent not to purchase or otherwise acquire or enter into a call transaction or engage in any similar transaction, including any constructive purchase or call, or hedging, derivative or other transaction with the same or similar effect, or enter into any contract, option or other arrangement in respect thereof, or publicly announce an intention to take any of the foregoing actions with respect to any Common Stock, any securities convertible into or exchangeable for Common Stock or any options, warrants or other rights to acquire Common Stock; provided, that this
Section 3.06(c) shall not prohibit any such purchase, acquisition or other transaction between or among any Person Controlled By Jeffrey Katzenberg, David Geffen or Steven Spielberg or any receipt of shares or stock options (or option exercises) pursuant to an employee or director stock ownership or other benefit plan.


                                   ARTICLE IV

                      Universal/Thomson Triggered Offering


            Section 4.01. Universal/Thomson Triggered Offering. (a) If a Follow-on Offering shall not have been consummated on or prior to November 30, 2006, then at any time during the period from December 1, 2006 to [February 28, 2007] (the "Universal/Thomson Period"), unless a Subsequent Follow-on Offering shall have theretofore been triggered and not revoked, Universal and Thomson, acting together, shall have the right to cause Holdco to effect a registered offering (the "Universal/Thomson Triggered Offering") by causing Holdco to exercise Holdco's demand registration rights pursuant to Section 1.02 of the Registration Rights Agreement by delivering written notice (the "Universal/Thomson Trigger Notice") thereof (which notice shall also specify the number of shares of Class A Stock proposed to be sold in the Universal/Thomson Triggered Offering, which number shall be the estimated number of shares required to be sold to cause a Satisfaction Event with respect to each of Universal and Thomson) to Holdco during the Universal/Thomson Period (with a copy of such notice concurrently delivered to each other Contributing Member). Upon receipt by Holdco of the Universal/Thomson Trigger Notice, the general partners of Holdco in their capacity as such shall, within three Business Days of the date of such receipt, deliver a Demand Notice to the Company requesting that the Company register such shares of Class A Stock as soon as practicable pursuant to Section 1.02 of the Registration Rights Agreement. In no event shall the Universal/Thomson Triggered Offering be larger than that necessary to cause a Satisfaction Event with respect to each of Universal and Thomson.



            (b) Vulcan shall have the right at any time prior to the fifth day preceding the printing of the "red herring" prospectuses in respect of such Universal/Thomson Triggered Offering to convert such Universal/Thomson Triggered Offering from a Universal/Thomson Triggered Offering to a Subsequent Follow-on Offering by delivering written notice of such conversion to Holdco and each Contributing Member at or prior to such pricing. Upon receipt by Holdco of such notice, such Universal/Thomson Triggered Offering shall be treated solely as a Subsequent Follow-on Offering for all purposes and the number of shares registered in such offering shall be the Minimum Registrable Amount.

                                   ARTICLE V

                   Additional Agreements; Further Assurances

            Section 5.01. Certain Holdco Expenses. (a) DW shall pay or reimburse
(i) all reasonable out-of-pocket third party expenses incurred by the Tax Matters Partner (as defined in the Holdco Partnership Agreement) under the Holdco Partnership Agreement while acting in such capacity and (ii) all reasonable out-of-pocket third party expenses incurred by the General Partners (as defined in the Holdco Partnership Agreement) under the Holdco Partnership Agreement in performing their duties as the General Partners, in each case to the extent arising from events occurring prior to the Final Allocation. In addition, prior to the Final Allocation, DW shall make available to Holdco and the General Partners any personnel reasonably necessary to assist such Persons in the performance of such duties. Notwithstanding anything to the contrary in this Agreement, none of DW, M&J K, The JK Annuity Trust, the MK Annuity Trust, Katzenberg 1994 Trust, DG-DW, DW Lips, Vulcan, [Vulcan Affiliate], Jeffrey Katzenberg, David Geffen, Steven Spielberg or Paul Allen, or any of their respective Affiliates, shall be entitled to any other fee or compensation (other than applicable indemnity payments) from Holdco, DW, any Member or any partner of Holdco for any actions taken on behalf of, or services rendered to, Holdco pursuant to this Agreement or the Holdco Partnership Agreement.

            (b) DW hereby fully, absolutely, irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, (i) the due and punctual payment of each payment required to be made by Holdco under Section
10.03 of the Holdco Partnership Agreement, when and as due, and (ii) the due and punctual performance and observance of, and compliance with, all covenants, agreements, obligations and liabilities of Holdco under Section 10.03 of the Holdco Partnership Agreement, in each case to the extent arising from events occurring prior to the Final Allocation (all such obligations referred to the in the preceding clauses (i) and (ii) being collectively referred to as the "Holdco Obligations"). DW further agrees that the Holdco Obligations may be extended, amended, modified or renewed, in whole or in part, in each case to the extent arising from events occurring prior to the Final Allocation, without notice to or further assent from DW and that DW will remain bound by the guarantee set forth in this Section 5.01(b) notwithstanding any extension, amendment, modification or renewal of any Holdco Obligation.

            Section 5.02. Further Assurances. (a) In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement.

            (b) Without limiting the foregoing, each party hereto shall cooperate with each other party, and without any further consideration, to execute and deliver, or use its reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of contribution, exchange and transfer and to take all such other actions as such party may reasonably be requested to take by any such other party hereto from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement.

                                   ARTICLE VI

                Representations and Warranties; Indemnification


            Section 6.01. Representations and Warranties of Each Party. Each of the parties hereto hereby represents and warrants, severally and not jointly, to each of the other parties hereto as of the date hereof as follows:


            (i) Such party (other than in the case of a natural person) is duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, is qualified to do business in each jurisdiction where such qualification is required (except for such qualifications the absence of which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of such party to perform its obligations under this Agreement and, to the extent a party thereto, the Registration Rights Agreement, the Holdco Partnership Agreement, the Class B Stockholder Agreement, the Vulcan Stockholder Agreement, the LLC Agreement and the Separation Agreement) and has the requisite power and authority to enter into this Agreement and, to the extent a party thereto, the Registration Rights Agreement, the Holdco Partnership Agreement, the LLC Agreement and the Separation Agreement and to consummate the transactions contemplated hereby and thereby.

            (ii) To the extent such party is making a Preferred Contribution pursuant to Section 2.01(a), a Contribution pursuant to Section 2.02 or a Holdco Contribution pursuant to Section 2.03, such party will have good and valid title to the interests or shares, as applicable, to be contributed, free and clear of all liens, security interests, charges, options, claims, restrictions or encumbrances of any kind (collectively, "Liens"), and upon the applicable contribution, good and valid title to such interests or shares will pass to the Company or Holdco, as applicable, free and clear of any Liens, other than Liens arising from actions of the Company or Holdco, as applicable.

            (iii) The execution and delivery of each of this Agreement and, to the extent a party thereto, the Registration Rights Agreement, the Holdco Partnership Agreement, the LLC Agreement and the Separation Agreement and the consummation of the transactions contemplated hereby and thereby have, other than in the case of a natural person, been duly authorized by all necessary action on the part of such party. Each of this Agreement and, to the extent a party thereto, the Registration Rights Agreement, the Holdco Partnership Agreement, the Class B Stockholder Agreement, the Vulcan Stockholder Agreement, the LLC Agreement and the Separation Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought. The spousal consents being executed by the persons listed on Exhibit A hereto are enforceable against such persons in accordance with their terms.

            (iv) The execution, delivery and performance of this Agreement and, to the extent a party thereto, the Registration Rights Agreement, the Holdco Partnership Agreement, the Class B Stockholder Agreement, the Vulcan Stockholder Agreement, the LLC Agreement and the Separation Agreement and the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof shall not conflict with or result in a breach or violation of (i) other than in the case of a natural person, such party's articles or certificate of incorporation (or similar constitutive document) or by-laws or (ii) any material contract, agreement or instrument to which such party or any of its subsidiaries is a party or by which any of them are bound, or license, judgment, order, decree, statute, law, rule or regulation, domestic or foreign, applicable to such party or any of its subsidiaries or their respective properties or assets.

            (v) In the case of each Member, such party is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

            Section 6.02. Tax Representation. Each Person receiving DWA LLC Interests in the DW Distribution represents that (i) it will treat the DW Distribution as other than in liquidation of its interest in DW and (ii) its interest in the DWA LLC Interests immediately following the DW Distribution will have a tax basis determined under Section 732(a) of the Internal Revenue Code.

            Section 6.03. Representation and Warranty of the Company. The Company hereby represents and warrants to each of the other parties hereto as of the date hereof that the Common Stock to be issued as consideration for the Contribution and the Preferred Contributions will have been duly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable.

            Section 6.04. Survival. The representations and warranties in this
Article V shall survive the consummation of the transactions contemplated in this Agreement and shall not terminate.

            Section 6.05. Indemnification. (a) Each party shall indemnify, defend and hold harmless each other party (and each such other party's directors, officers, employees, affiliates, successors and assigns) from and against all actions, suits, claims, complaints, demands, litigation or legal, administrative or arbitral proceedings or investigations (collectively, "Claims"), losses, liabilities, damages, deficiencies, judgments, assessments, fines, settlements, costs or expenses (including interest, penalties and reasonable fees, expenses and disbursements of attorneys, experts, personnel and consultants incurred by the indemnified party in any action or proceeding between the indemnifying party and the indemnified party or between the indemnified party and any third party, or otherwise) (collectively, "Losses") to the extent resulting from any breach of any representation or warranty of such party contained in Section 6.01.

            (b) Each Person receiving DWA LLC Interests in the DW Distribution shall indemnify, defend and hold harmless DW and the other Members (and their respective directors, officers, employees, affiliates, successors and assigns) from and against all Claims and Losses, including any effect resulting from the application of Section 743(b)(2) of the Internal Revenue Code, to the extent resulting from any breach by such Person of the representation contained in
Section 6.02.

            (c) The Company shall indemnify, defend and hold harmless each other party (and each such other party's directors, officers, employees, affiliates, successors and assigns) from and against all Claims and Losses to the extent resulting from any breach of the representation and warranty of the Company contained in Section 6.03.

            (d) The Person making a claim under this Section 6.05 is referred to as the "Indemnitee" and the party subject to providing indemnification in respect of such claim is referred to as the "Indemnitor". All claims by any Indemnitee under this Section 6.05 shall be asserted and resolved as follows:

            Promptly after receipt by the Indemnitee of notice of any Claim or circumstances which, with the lapse of time, would or might give rise to a Claim or Loss or the commencement (or threatened commencement) of a Claim or any action, proceeding or investigation that may result in a Loss (including a claim of a Loss that does not involve a third-party claim) (an "Asserted Liability"), the Indemnitee shall give notice thereof (the "Claims Notice") to the Indemnitor; provided, that failure to give a Claims Notice in the context of a third-party claim shall in no way diminish the Indemnitor's obligations hereunder, except to the extent such failure is finally determined by a court of competent jurisdiction to have actually and materially prejudiced the Indemnitor. The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

            (e) The Indemnitor may elect to defend (and, unless the Indemnitor has specified any reservations or exceptions, to seek to settle or compromise, so long as such settlement or compromise contains an unconditional release of each Indemnitee, whether or not a party to the applicable third party claim), at its own expense and by its own counsel reasonably acceptable to the Indemnitee, any Asserted Liability arising from a third-party claim. If the Indemnitor elects to compromise or defend such Asserted Liability, it shall within 30 days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnitor, in the compromise of, or defense against, such Asserted Liability. Should the Indemnitor make such election, the Indemnitor shall not be liable to the Indemnitee for legal expenses subsequently incurred by the Indemnitee in connection with the compromise of, or defense against, such Asserted Liability. If the Indemnitor elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability. Notwithstanding the foregoing, neither the Indemnitor nor the Indemnitee may settle or compromise any Asserted Liability over the objection of the other; provided, that consent to settlement or compromise shall not be unreasonably withheld in the case of a settlement or compromise which involves only monetary relief which the Indemnitor has agreed to pay and which includes a full and unconditional release of the Indemnitee. In any event, the Indemnitee and the Indemnitor may participate, at their own expense, in the defense of such Asserted Liability. If the Indemnitor chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnitor any books, records or other documents within its control that are necessary or appropriate for such defense, and, if the Indemnitee chooses to defend any Asserted Liability, the Indemnitor shall make available to the Indemnitee any books, records or other documents within its control that are necessary or appropriate for such defense.

                                  ARTICLE VII

                               General Provisions

            Section 7.01. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given and received (a) on the date of delivery if delivered personally, or by facsimile upon confirmation of transmission by the sender's fax machine if sent on a Business Day (or otherwise on the next Business Day) or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

            (i) if to the Company, to:

                  DreamWorks Animation SKG, Inc.
                  Grandview Building
                  1000 Flower Street
                  Glendale, California 91201
                  Fax: (818) 659-6123
                  Attention: Katherine Kendrick, General Counsel

                  with a copy to:

                  Cravath, Swaine & Moore LLP
                  Worldwide Plaza
                  825 Eighth Avenue
                  New York, NY 10019-7475
                  Fax:  (212) 474-3700
                  Attention:  Faiza J. Saeed

            (ii) if to any other party hereto, to the address of such party specified on the signature page hereto.

            Section 7.02. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            Section 7.03. Entire Agreement; No Third Party Beneficiaries. (a) This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

            (b) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, other than as set forth in Section 6.05, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

            Section 7.04. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without giving effect to applicable principles of conflict of laws, except to the extent the substantive laws of the State of Delaware are mandatorily applicable under Delaware law.

            Section 7.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

            Section 7.06. Assignment; Amendments. (a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void[; provided, that each of M&J K and DG-DW shall be permitted to assign its rights, interests and obligations hereunder to any other Person to whom M&J K or DG-DW, as applicable, transfers any Class B Stock in the form of Class B Stock in accordance with the Class B Stockholder Agreement and the Vulcan Stockholder Agreement (and, upon such assignment, all references herein to M&J K or DG-DW, as applicable, shall be deemed to be references to such assignee)]. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.


            (b) No amendment to this Agreement shall be effective unless it shall be in writing and signed by each of the Company, DW, Holdco, M&J K, DG-DW, Vulcan and Contributing Members (including M&J K, DG-DW and Vulcan) owning at least a majority-in-interest of the Interests (as defined in the Holdco Partnership Agreement) then outstanding (based on their Participation Percentages (as defined in the Holdco Partnership Agreement)); provided, that no amendment shall affect a party hereto disproportionately when compared to the other parties hereto without the consent of such party; and provided further, that no amendment to the provisions relating to a Universal/Thomson Triggered Offering shall be effective without the consent of each of Universal and Thomson.


            Section 7.07. Enforcement. (a) Each party hereto acknowledges that the other parties would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of any of the other parties in this Agreement were not performed in accordance with its terms, and it is therefore agreed that each party hereto, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such actual or potential breach and enforcing specifically the terms and provisions hereof, and each party hereto hereby waives (i) any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief and (ii) the need to post any bond that may be required in connection with the granting of such an injunction or other equitable relief.

            (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

            Section 7.08. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            Section 7.09. Submission to Jurisdiction; Waivers. With respect to any suit, action or proceeding relating to this Agreement (collectively, a "Proceeding"), each party to this Agreement irrevocably (a) consents and submits to the exclusive jurisdiction of the courts of the States of New York and the Court of Chancery of the State of Delaware and any court of the United States located in the Borough of Manhattan in New York City; (b) waives any objection which such party may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such court does not have jurisdiction over such party; (c) consents to the service of process at the address set forth for notices in Section 7.01 herein; provided, that such manner of service of process shall not preclude the service of process in any other manner permitted under applicable law and (d) waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Proceeding.

            IN WITNESS HEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

                                       DREAMWORKS ANIMATION SKG, INC.,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       DREAMWORKS L.L.C.,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       [HOLDCO] LLLP,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       M&J K DREAM LIMITED PARTNERSHIP,


                                       By     M&J K DREAM CORP.,
                                              General Partner

                                              by _______________________________
                                                 Name: Jeffrey Katzenberg
                                                 Title: President


                                       Address:

                                       THE JK ANNUITY TRUST,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       THE MK ANNUITY TRUST,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       KATZENBERG 1994 IRREVOCABLE TRUST,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       DG-DW, L.P.,


                                          By  DG-DW, INC.,
                                              General Partner

                                              by _______________________________
                                                 Name: David Geffen
                                                 Title: President


                                       Address:

                                       DW LIPS, L.P.,


                                          By  DW SUBS. INC.,
                                              General Partner

                                              by _______________________________
                                                 Name: Steven Spielberg
                                                 Title: President


                                       Address:


                                       [VULCAN],


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       LEE ENTERTAINMENT, L.L.C.,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       CHEMICAL INVESTMENTs, INC.,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:

                                       MICROSOFT CORPORATION,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       ZIFF INVESTORS PARTNERSHIP, L.P. IiA,

                                          By  Ziff Investment Management, LLC,
                                              General Partner

                                               by ______________________________
                                                  Name:
                                                  Title:

                                       Address:


                                       OSTIN MUSIC LLC,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       LENNY WARONKER,

                                          ______________________________________


                                       Address:

                                       MICHAEL OSTIN,

                                          ______________________________________


                                       Address:


                                       CARL O. ROSENDAHL,

                                          ______________________________________


                                       Address:


                                       VIVENDI UNIVERSAL ENTERTAINMENT LLLP,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       THOMSON INC.,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:

                                       KADOKAWA ENTERTAINMENT U.S. INC.,


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       [GE],


                                       by ______________________________________
                                          Name:
                                          Title:


                                       Address:


                                       STEVEN SPIELBERG,


                                          ______________________________________


                                       Address:


                                       JEFFREY KATZENBERG,


                                          ______________________________________


                                       Address:


                                       DAVID GEFFEN,


                                          ______________________________________


                                       Address:

                                       PAUL ALLEN,


                                          ______________________________________


                                       Address: